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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549-1004
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) March 4, 2008
GENERAL MOTORS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

1-143	DELAWARE	38-0572515
(Commission File Number)	(State or other jurisdiction of	(I.R.S. Employer
	incorporation)	Identification No.)

300 Renaissance Center, Detroit, Michigan (Address of Principal Executive Offices)	48265-3000 (Zip Code)
(313) 556-5000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01 REGULATION FD DISCLOSURE
On March 4, 2008, Larry Burns, GM Vice President of Research & Development and Strategic Planning gave a presentation at the Merrill Lynch Geneva Global Auto Conference. The presentation is incorporated as Exhibit 99.1.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
EXHIBITS

Exhibits	Description	Method of Filing

Exhibit 99.1	Charts Furnished to Securities Analysts	Attached as Exhibit
* * * * * *
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS CORPORATION
(Registrant)

Date: March 5, 2008	By:	/s/ NICK S. CYPRUS
(Nick S. Cyprus, Controller and
Chief Accounting Officer)